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                                                                    EXHIBIT 10.3

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                                SECOND AMENDMENT
                                       TO
                                CREDIT AGREEMENT


                                  By and Among


                                 RAILTEX, INC.,


                       THE SEVERAL FINANCIAL INSTITUTIONS
                            PARTY TO THIS AGREEMENT,


                                      and


                           WELLS FARGO BANK (TEXAS),
                             NATIONAL ASSOCIATION,
                                    As Agent



                           Dated as of July 22, 1996



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                      SECOND AMENDMENT TO CREDIT AGREEMENT

          This is the Second Amendment (the "Amendment") dated as of July 22, 1996 to a Credit Agreement, dated as of May 17, 1996 (and previously amended by First Amendment dated as of June 11, 1996), among Wells Fargo Bank (Texas), National Association (formerly known as First Interstate Bank of Texas, N.A.), individually and as Agent, National Bank of Canada, New York Branch, ABN Amro Bank, N.V. - Houston Agency, National City Bank, Kentucky and RailTex, Inc. (the "Agreement").

          In consideration of the following Recitals, for $10 in hand paid and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows, intending to be legally bound:

          Section 1. Certain Defined Terms. Capitalized terms used but not defined herein have the meanings ascribed to them in the Agreement.

          Section 2. Recitals. The Borrower has requested that the Agent and the Lenders agree to the amendments contained herein to facilitate the Canadian Commitments and the making of Canadian Loans to RailTex Canada. This Amendment shall be effective on the date (the "Effective Date") that all of the Conditions Precedent set out in Section 5 hereof have been met.

          Section 3.  Amendments.  The Agreement is amended as follows:

          (A) The following definitions are added to the Agreement in alphabetical order:

          "Adjusted Commitments" means the Commitments of the Lenders plus the Dollar Equivalent of the "Acquisition Credit Commitments" and the "Working Capital Credit Commitment" (as such terms are defined as of the date hereof in the loan agreement constituting part of the Canadian Loan Documents).

          "Dollar Equivalent" means the Dollar value calculated at the Exchange Rate in effect on the date the Agent seeks consent of the Lenders to any amendment, waiver or modification of the Financial Covenants.

          "Exchange Rate" means and refers to the nominal rate of exchange available to Agent in the Cdn $ exchange market for the purchase by Agent at 11:00 a.m., Houston, Texas time, one Business Day prior to any date of determination, expressed as the number of units of Cdn $ per one Dollar.

          "Financial Covenants" means the covenants and agreements found in Sections 5.10, 5.11, 5.12, 5.13 and 5.14 of the Agreement.
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          (B) The definition of "Majority Lenders" found in Section 1.2 of the
Agreement is amended by (1) deleting the words "at any time" found in the first line thereof and inserting in lieu thereof the following: ", at any time with respect to all matters except Financial Covenants,", (2) deleting the period found at the end of the definition and substituting a semi-colon therefor and
(3) adding the following after the semi-colon: "'Majority Lenders' means, at any time with respect to the Financial Covenants, Lenders holding, directly or through Affiliates, at least 67 percent of the Adjusted Commitments."

          Section 4. Ratification of Continued Force and Effect. Except as specifically amended herein, all of the terms and conditions of the Agreement and all of the Loan Documents executed in connection therewith or contemplated thereby are and remain in full force and effect in accordance with their respective terms. All of the terms used herein have the same meanings as set out in the Agreement, unless amended hereby or unless the context clearly required otherwise. References in the Agreement to the "Agreement," and the "Credit Agreement," "hereof," "herein" and the words of similar import shall be deemed to be references to the Agreement as amended through the Effective Date. Any reference in any Note or any other Loan Documents to the "Credit Agreement" shall be deemed to be references to the Agreement as amended through the Effective Date.

          Section 5. Conditions Precedent. The effectiveness of this Amendment is subject to the full and complete satisfaction of the following conditions precedent:

          (A) Certain Authorizations. The Agent shall have received evidence of corporate authorization by the Borrower and such other corporate documents as it may reasonably request.

          (B) Certain Documents. The Agent shall have received the following documents:

               (1) This Amendment executed by all parties; and

               (2) Such other and further documents and agreements as the Agent or its counsel shall reasonably request.

     Section 6. Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Houston, Harris County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

     Section 7. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Lenders, the Agent and the Borrower and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders and the Agent.

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     Section 8.  Counterparts.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     Section 9. Effect of Waiver. No consent or waiver, express or implied, by any Lender or the Agent to or for any breach of or deviation from any covenant, condition or duty by the Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     Section 10. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 11. Non-Application of Chapter 15 of Texas Credit Code. The provisions of Chapter 15 of the Texas Credit Code (Vernon's Annotated Texas Statutes, Article 5069-15) are specifically declared by the parties not to be applicable to this Amendment or any of the Loan Documents or the transactions contemplated hereby.

     Section 12. ENTIRE AGREEMENT. THIS AMENDMENT, THE AGREEMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES HERETO.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered effective as of July 22, 1996.


BORROWER:

RAILTEX, INC.               Address:         4040 Broadway, Suite 200
                                             San Antonio, Texas 78209
                                             Attn: Laura D. Davies
By:______________________                          Vice President and
 Laura D. Davies                                   Chief Financial Officer
 Vice President and                          Telephone No. (210) 841-7600
 Chief Financial Officer                     Telecopy No. (210) 841-7629

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
AGENT:

WELLS FARGO BANK (TEXAS),              Address:            First Interstate Bank Plaza
NATIONAL ASSOCIATION                                       1000 Louisiana
(formerly known as FIRST INTERSTATE                        Houston, Texas  77002
BANK OF TEXAS, N.A.)
                                                           Attn: Bennett D. Douglas
                                                                 Vice President
                                                           Telephone No. (713) 250-1039
By:________________________________                        Telecopy No.  (713) 250-1048
  Bennett D. Douglas
  Vice President

LENDERS:

WELLS FARGO BANK (TEXAS),               Domestic Lending Office and
NATIONAL ASSOCIATION                    Eurodollar Lending Office
(formerly known as FIRST INTERSTATE
BANK OF TEXAS, N.A.)

                                        Address:           First Interstate Bank
                                                           1000 Louisiana
By:__________________________                              Houston, Texas 77002
  Bennett D. Douglas
  Vice President
                                                           Attn:  Bennett D. Douglas
                                                                  Vice President
                                                           Telephone No. (713) 250-1039
                                                           Telecopy No.  (713) 250-1048

                                        Domestic Lending Office and
                                        Eurodollar Lending Office


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NATIONAL BANK OF CANADA,                Address:  National Bank of Canada,
 NEW YORK BRANCH                                  New York Branch
                                                  125 W. 55th Street
                                                  New York, New York  10019
                                                  Attn:  Mr. Wayne Rosen
                                                  Telephone No. (212) 632-8568
By:________________________                       Telecopy No. (212) 632-8736
    Name:
    Title:                              With a copy to:

and                                           National Bank of Canada
                                              2121 San Jacinto, Suite 1850
                                              Dallas, Texas 75201
By:________________________                   Attn: Mr. Douglas Clark
    Douglas Clark                                   Vice President
    Vice President                      Telephone No. (214) 871-1265
                                        Telecopy No.  (214) 871-2015

                                        Domestic Lending Office and
                                        Eurodollar Lending Office

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ABN AMRO BANK, N.V.-                  Address:  3 Riverway, Suite 1700
HOUSTON AGENCY                                  Houston, Texas  77056
By:  ABN AMRO NORTH AMERICA, INC.,              Attn: Belinda Rowell
     as Agent                                   Telephone No. (713) 964-3363
                                                Telecopy No. (713) 629-7533
                                                Domestic Lending Office and
By:____________________________                 Eurodollar Lending Office
    Name:
    Title:

     and


By:____________________________
    Name:
    Title:


NATIONAL CITY BANK, KENTUCKY          Address:  101 South Fifth Street
                                                Louisville, Kentucky  40202
                                                Attn:  Donald R. Pullen, Jr.
                                                Telephone No. (502) 581-6352
By:____________________________                 Telecopy No. (502) 581-5122
  Name:                                         Domestic Lending Office and
  Title:                                        Eurodollar Lending Office

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